Note 7 - Impairment Expense	9 Months Ended
Sep. 30, 2012
Notes
Note 7 - Impairment Expense

NOTE 7 – IMPAIRMENT EXPENSE

As a result of the decision to postpone indefinitely the plan to revamp our FormTool.com website due to a lack of available financial and human resources, we tested for impairment certain intangible assets associated with the FormTool® product line. In accordance with ASC 360-10-35, Property, Plant, and Equipment, Overall, Subsequent Measurement, we recognized a total impairment expense of $18,781 during the nine months ended September 30, 2012 for the intangible assets related to capitalized website development costs.  This has been treated as an operating expense and included in Impairment expense on our Condensed Consolidated Statement of Operations.